Exhibit 99.2
CONSULTING SERVICES AGREEMENT
This Consulting Services Agreement (the “Consulting Agreement”) is entered into this 15th day of December 2010 by and between John J. Dziak, Jr. (“Consultant”) and NeuStar, Inc. (“Neustar”), a Delaware company having a place of business at 46000 Center Oak Plaza, Building X, Sterling, VA 20166 (each a “Party” and collectively the “Parties”).
1. SCOPE OF SERVICES
Acting as an independent contractor, and not as an employee of Neustar, Consultant shall provide Neustar the consulting services (the “Services”) set forth in one or more consecutively numbered statements of work attached hereto as Attachment A, each of which shall be subject to the terms and conditions of this Consulting Agreement and shall be deemed incorporated herein by reference upon mutual execution and delivery by the Parties (each, a “SOW”). Consultant shall use best efforts in performing the Services in a professional and timely manner, using the highest degree of skill, diligence and expertise.
2. COMPENSATION
Neustar shall make payment to Consultant for Services performed as set forth hereunder at the rate set forth in the applicable SOW. In addition, when requested and authorized by Neustar in writing in advance, Neustar shall reimburse Consultant for reasonable travel and other reasonable costs (consistent with Neustar’s travel and expense policies) incurred by Consultant in providing Services hereunder. Neustar shall make such payment in arrears within 45 days of Neustar’s receipt of Consultant’s monthly invoice, which shall include an itemized account of Services and reimbursable expenses, together with all original receipts relating to the approved reimbursable expenses, if any, and a valid purchase order number from Neustar relating to the Services described on the invoice; provided that Neustar shall not be obligated to remit payment (a) if the invoice is not complete or (b) for any portion of the invoice that Neustar disputes in good faith.
All invoices from Consultant shall be addressed as set forth below in this section (as may be updated from time to time by Neustar):

Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166
Attn: Accounts Payable
3. ADHERENCE TO SAFETY AND SECURITY REQUIREMENTS
Consultant shall be responsible for observing Neustar rules, regulations and policies concerning Neustar’s place(s) of business (the “Premises”), including but not limited to safety regulations and security requirements. Consultant shall also work in harmony with Neustar employees, agents, contractors and consultants. In the event that Neustar determines that Consultant is failing to observe such rules or work in such manner, Neustar may request that Consultant leave Neustar’s Premises. Upon receipt of such request, Consultant shall leave the Premises promptly.
4. CONFIDENTIAL INFORMATION
     (a) In performing the Services, Consultant may receive from Neustar, or Consultant may have access to or be disclosed, confidential and proprietary information. “Confidential Information” means all information, whether of a technical, business or any other nature, disclosed in any manner, whether verbally, electronically, visually or in a written or other tangible form, which is either identified as confidential or proprietary or which should be reasonably understood to be confidential or proprietary in nature with respect to Neustar, its affiliates or third parties. Confidential Information shall also include

(i) the terms and conditions of this Consulting Agreement (including, without limitation the nature and/or substance of the Services), except as publicly disclosed by Neustar; and (ii) all information or work product (including any deliverables) of any kind obtained or developed by Consultant as a result of the Services performed hereunder.
     (b) Confidential Information does not include any information that (i) is now or subsequently becomes publicly available without breach of this Consulting Agreement, (ii) can be demonstrated to have been lawfully known to Consultant at the time of its receipt from Neustar, (iii) is rightfully received by Consultant from a third party who did not acquire or disclose such information by a wrongful or tortious act, or (iv) can be shown by documentation to have been independently developed by Consultant without reference to any Confidential Information.
     (c) Consultant shall (i) keep Neustar’s Confidential Information in strict confidence and (ii) not disclose any of Neustar’s Confidential Information to anyone without Neustar’s prior written consent. Consultant shall not use, or permit others to use, Confidential Information for any purpose other than for performing the Services.
     (d) Consultant shall take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Neustar’s Confidential Information, including, at a minimum, those measures Consultant takes to protect his own Confidential Information of a similar nature, which shall not be less than the care a reasonable person would use under similar circumstances.
     (e) If required to disclose Neustar’s Confidential Information pursuant to applicable federal, state or local law, regulation, court order, or other legal process, Consultant shall give Neustar prior written notice of such required disclosure and, to the extent reasonably possible, give Neustar an opportunity to contest such required disclosure at Neustar’s expense.
     (f) Consultant shall notify Neustar immediately in the event Consultant learns of any unauthorized possession, use or knowledge of Neustar’s Confidential Information or materials containing such Confidential Information, and will cooperate with Neustar in any proceeding against any third parties necessary to protect Neustar’s rights with respect to the Confidential Information.
     (g) Neustar, or the relevant third party, as the case may be, retains all right, title and interest in and to its Confidential Information, including any intellectual property rights thereof, and Consultant shall have no rights, by license or otherwise, to use or disclose Confidential Information except as otherwise expressly provided herein.
     (h) Disclosure or use of Neustar’s Confidential Information in violation of this Consulting Agreement could cause irreparable harm to Neustar for which monetary damages may be difficult to ascertain or are an inadequate remedy. Therefore, Neustar shall have the right, in addition to its other rights and remedies, to seek and obtain injunctive relief for any such violation. Consultant shall pay Neustar its attorneys’ fees in the event it prevails in any action to enforce this Consulting Agreement against Consultant.
5. INTELLECTUAL PROPERTY
     (a) All right, title and interest in and to the intellectual property rights in the work product developed hereunder hereby vest solely and exclusively in Neustar. To the extent possible, all work product shall be considered “work made for hire.” In no event shall this Consulting Agreement grant by implication a license to any intellectual property rights, except as otherwise expressly authorized and agreed. For the purposes of this Consulting Agreement, intellectual property rights shall mean all those rights and interests, whether by statute or under common law, relating to copyrights, patents, trademarks, trade secrets, or any similar rights.

     (b) To the extent, if any, that ownership of work product does not automatically vest in Neustar by virtue of this Consulting Agreement or otherwise, Consultant hereby transfers and assigns to Neustar all rights, title and interest that Consultant may have in and to any work product developed under this Consulting Agreement. Consultant shall assist and cooperate with Neustar in all reasonable respects and shall execute documents, give testimony and take further acts as reasonably requested by Neustar to acquire, transfer, maintain and enforce any intellectual property rights and other legal protection for the work product.
6. LIABILITY & INDEMNITY
IN NO EVENT SHALL NEUSTAR BE LIABLE TO CONSULTANT FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES FOR ANY VIOLATIONS OF, OR CAUSES OF ACTION RELATING TO OR ARISING FROM, THIS AGREEMENT, EVEN IF NEUSTAR HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.
Consultant shall defend, indemnify and hold harmless Neustar, and its directors, officers, shareholders, members, employees, contractors and affiliates, from any and all costs, losses, expenses, claims, suits, actions, damages, liabilities, fines, penalties, reasonable attorneys’ fees (including allocable cost of in-house counsel), court costs and other consequences resulting from Consultant’s gross negligence or willful misconduct.
By way of clarification, and not limitation, this Section shall survive any termination or expiration of this Consulting Agreement.
7. TERM AND TERMINATION
     (a) This Consulting Agreement shall begin on January 1, 2011 and shall end on the later of (i) March 31, 2011, or (ii) the end of the term stated in any SOW, unless earlier terminated in accordance with this Section.
     (b) Either Party may terminate this Consulting Agreement, or any one or more SOWs, for a material breach by the other Party of the terms and conditions of this Consulting Agreement or the relevant SOWs, which breach has not been cured within 14 calendar days after written notice of such breach to the breaching Party, or if such breach is not capable of being cured within said cure period, then such termination shall be effective upon receipt of the notice of termination by the breaching Party.
     (c) Consultant may terminate this Consulting Agreement, or any one or more SOWs, at his convenience upon written notice of 10 calendar days.
     (d) Neustar may terminate this Consulting Agreement, or any one or more SOWs, immediately upon written notice: (i) in the event of Consultant’s continuing breach of Paragraph 7 of the Status Change Agreement dated December 15, 2010 between Consultant and Neustar (the “Status Change Agreement”) or any provision of the Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality dated February 17, 2009 between Consultant and Neustar, as modified by the Status Change Agreement, if such breach has not been cured within 5 calendar days after Neustar has provided written notice of the breach to Consultant; or (ii) should Consultant refuse to sign the release attached as Exhibit A of the Status Change Agreement or revoke his consent to such release.
     (e) After March 31, 2011, Neustar may terminate this Consulting Agreement, or any one or more SOWs, at its convenience upon written notice of 10 calendar days.
     (f) Termination or expiration of this Consulting Agreement refers to the termination of all the Parties’ respective commitments and obligations hereunder from and after the date of termination, but does not relieve the Parties of their obligations incurred prior to the date of termination or expiration. The termination of this Consulting Agreement shall serve to terminate all existing SOWs. Unless otherwise provided, termination or expiration of a SOW shall not operate to terminate this Consulting Agreement or any other SOW.
     (g) Promptly upon termination or expiration, Consultant shall inform Neustar of the extent to which performance has been completed through the date of termination or expiration, wind up his work in a commercially reasonable manner, preserve items of value created prior to termination, and deliver to Neustar all work in progress. Consultant shall not commit to any further expenditures unless he first obtains Neustar’s written approval.
     (h) Promptly after expiration or termination, Consultant shall invoice Neustar all amounts properly due and owing for the Services and deliverables delivered since the date of last invoice that were not yet invoiced. Promptly upon termination or expiration, Consultant shall return or dispose of all of Neustar’s Confidential Information in accordance with this Consulting Agreement or any applicable SOW.
8. REPRESENTATIONS
Consultant hereby covenants to the following representations:
(i)	Consultant shall act solely as an independent contractor, not as an employee or agent of Neustar.

(ii)	The solicitation or receipt of any information, classified or unclassified, directly or indirectly, from the U.S. or any foreign government or any U.S. state or municipal government in the course of performing this Consulting Agreement shall be strictly in accordance with all laws and regulations pertaining to the protection, possession, acquisition, and use of such information or documents.

(iii)	Consultant shall perform the Services and deliver any deliverables in a professional and workmanlike manner and knowingly in compliance with all applicable laws, regulations, orders and decrees, including, without limitation, the Foreign Corrupt Practices Act of 1977.

(iv)	By execution of this Consulting Agreement, Consultant certifies that he has not been convicted of or pleaded guilty to a federal offense involving fraud, corruption, or moral turpitude and is not now listed by any federal or state agency as debarred, suspended, proposed for suspensions or debarment, or otherwise ineligible for federal or state procurement programs. Consultant shall give prompt written notice to Neustar in the event that, at any time during the term of this Consulting Agreement, the above certification is no longer accurate.
9. TAXES
All amounts to be billed and paid by Neustar hereunder are gross amounts. Consultant shall be responsible for satisfying all reporting and payment obligations relating to FICA, federal and state income tax, unemployment compensation, withholding, and all other similar responsibilities. Consultant agrees to indemnify and hold Neustar harmless from any liability as a result of Consultant’s failure to comply with this Section. This Section shall survive any termination or expiration of this Consulting Agreement.
10. ASSIGNMENT
Consultant shall not assign this Consulting Agreement or delegate any obligations hereunder without Neustar’s prior written consent. Any attempted assignment or delegation in violation of this Section shall be void. Neustar may assign this Consulting Agreement or delegate any obligations hereunder in its sole discretion.

11. RELATIONSHIP
     (a) The Parties are separate and independent legal entities, and independent contractors as to each other. Nothing contained in this Consulting Agreement shall be deemed to constitute either Party an agent, representative, partner, joint venturer or employee of the other for any purpose. Neither Party has the authority to bind the other or to incur any liability on behalf of the other, nor to direct the employees of the other.
     (b) Consultant shall be solely responsible for all matters relating to employment including, without limitation, compliance with all applicable worker’s compensation, unemployment compensation, medical, dental and disability insurance, social security laws and all withholding and all other federal, state, and local laws governing such matters. Except as expressly provided in the Status Change Agreement, Consultant is not entitled to any medical coverage, life insurance, participation in any Neustar savings plan, stock plan or other benefits afforded to Neustar employees or employees of Neustar-affiliated companies.
12. NO THIRD-PARTY BENEFICIARIES
This Consulting Agreement shall not be deemed to create any rights in third parties, including end users, suppliers, licensors, licensees and customers of a Party, or to create any obligations of a Party to any such third parties, or to give any right to either Party to enforce this Consulting Agreement on behalf of a third party.
13. WAIVER & SEVERABILITY
Failure by either Party to enforce any term or condition of this Consulting Agreement will not be deemed a waiver of future enforcement of that or any other term or condition. If any term of this Consulting Agreement is held invalid or unenforceable for any reason, then the remainder of the provisions will continue in effect as if this Consulting Agreement had been executed with the invalid portion eliminated.
14. SURVIVAL
In addition to any provisions specifically identified as such hereunder, any provision that contemplates performance or observance subsequent to any termination or expiration of this Consulting Agreement (in whole or in part) shall survive any termination or expiration of the Consulting Agreement (in whole or in part, as applicable) and continue in full force and effect.
15. GOVERNING LAW
This Consulting Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflict of laws.
16. CUMULATIVE REMEDIES
Except as otherwise expressly provided, all remedies provided for herein shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.
17. NOTICE
Any and all notices, communications and demands required or desired to be given hereunder by either Party shall be in writing and shall be validly given or made if served personally, by overnight delivery service or if deposited in the U.S. mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served personally, service shall be conclusively deemed made on the same day (or if such day is not a business day, then the next business day); if by an overnight delivery service, on the next business day; and if by registered or certified mail, on the third subsequent business day to the date on which such notice was deposited in the U.S. mail. To be effective, any service hereunder shall be addressed as set forth below:

If to Neustar:
Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166
Attn: General Counsel

If to Consultant:
At the last address on the records of Neustar
A Party may from time to time change its address or designee for notice purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will become effective.
18. AMENDMENT; CONFLICT
This Consulting Agreement shall not be modified except by a subsequently dated, written amendment signed on behalf of the Parties by their duly authorized representatives. In the event of a conflict between this Consulting Agreement and a particular SOW, this Consulting Agreement shall govern.
In witness whereof, the Parties have caused this Consulting Agreement to be executed on their behalf on the respective dates written below.

JOHN J. DZIAK, JR.

/s/ John J. Dziak, Jr.	Date:	December 15, 2010

NEUSTAR, INC.

By: /s/ Paul S. Lalljie	Date:	December 15, 2010

Name: Paul S. Lalljie
Title: Senior Vice President and
Chief Financial Officer

ATTACHMENT A
TO CONSULTING SERVICES AGREEMENT
Statement of Work No. 1
This Statement of Work (“SOW”) is entered into by and between Neustar, Inc. (“Neustar”) and John J. Dziak, Jr. (“Consultant”) pursuant to the terms and conditions of the Consulting Services Agreement (the “Consulting Agreement”), dated December 15, 2010, between Neustar and Consultant.
1. Estimated Length of Services
Begin: January 1, 2011
End: March 31, 2011
This SOW may be renewed by mutual agreement of Neustar and Consultant.
2. Scope of Services
Consultant will provide up to eight (8) hours per week of advice and assistance to the President and Chief Executive Officer (or her designate) with respect to Neustar’s corporate strategy and other projects commensurate with his former position, as assigned by the President and Chief Executive Officer.
Neustar and Consultant agree that the level of services performed under the Consulting Agreement and this SOW are intended to be less than 20 percent of the average level of services performed by Consultant as an employee of Neustar prior to January 1, 2011, and such limit shall not be exceeded.
3. Compensation
$280 per hour plus reasonable expenses
4. Neustar Point of Contact
Lisa Hook, President and Chief Executive Officer
AGREED TO AND ACCEPTED:

JOHN J. DZIAK, JR.

/s/ John J. Dziak, Jr.	Date:	December 15, 2010

NEUSTAR, INC.

/s/ Paul S. Lalljie	Date:	December 15, 2010

Name: Paul S. Lalljie
Title: Senior Vice President and
Chief Financial Officer